SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 20, 2000
                                 --------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                              AMERICAN INFLATABLES, INC.
                              --------------------------
           (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    0-26943                95-4702570
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)

                      947 NEWHALL, COSTA MESA, CALIFORNIA 92627
                      -----------------------------------------
                      (Address of principal executive offices)

                                  (949)-515-1776
                                  --------------
                        (Registrant's telephone number)

                               GLOBALOCK CORPORATION
                            860 VIA DE LA PAZ, SUITE E-1
                            PACIFIC PALISADES, CA 90272
                            ----------------------------
                          (Former name and former address)

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<PAGE 02>

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to a MERGER AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") GLOBALOCK CORPORATION, a Delaware corporation ("Acquisition"), CAN/AM MARKETING GROUP, LLC, a California limited liability company ("Client") and the persons Listed, hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding membership interests of Client.

The Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant and approved by the unanimous consent of the shareholders of the Registrant on December 30, 1999. The Agreement was adopted by the unanimous consent of the Board of Directors of Client on December 30, 1999 and approved by the unanimous consent of the Shareholders on December 30, 1999.

Prior to the Agreement, the Registrant had 1,000,000 shares of common stock outstanding. Pursuant to the Agreement, the Registrant exchanged 3,498,000 shares of its common stock for 3,498,000 membership interests of Client. After the effect of the Agreement, the Registrant had a total of 4,498,000 shares of its common stock outstanding.

The sole source of consideration used by the Shareholders to acquire their respective interest in the Registrant was the exchange of their membership interests for common stock of the Acquisition. The Agreement was structured to provide the Shareholders with a capital gain deferral under applicable California taxes laws, rules and regulations.

On the effective date of the Agreement, the officers and two directors of GLOBALOCK CORPORATION resigned and new officers and directors of the Registrant were appointed. Effective as of the date of the Agreement, the Registrant changed its name to "American Inflatables, Inc."

GLOBALOCK CORPORATION was formed to provide a method for a foreign or domestic private company to become a reporting company whose securities would be qualified for trading in the United States secondary market. GLOBALOCK CORPORATION had no operations, revenues, material assets or liabilities.

The foregoing description is qualified in its entirety by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on January 13, 2000 (the "Prior 8-K") and to the Agreement which was attached as
Exhibit 2.1 to the Prior 8-K.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Reported on Form 8-K filed April 7, 2000.


ITEM 5. OTHER EVENTS

No events to report.


ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

No events to report.


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<PAGE 03>

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and pro forma financial information are being provided in accordance with the instructions to this item.

(a)     Financial Statements of Business Acquired.

Independent Auditors Report.

Balance sheet of CAN/AM Marketing Group, LLC. as of December 27, 1999.

Statements of operations and changes in members' deficit of CAN/AM Marketing Group, LLC for the period ending December 27, 1999 and year ended
December 31, 1998.

Statements of cash flows of CAN/AM Marketing Group, LLC. for the pre merger period ending December 27, 1999 and year ended December 31, 1998.

(b)     Financial Statements for American Inflatables, Inc.

Independent Auditors Report.

Balance sheet of American Inflatables, Inc. at December 31, 1999.

Statements of operations of American Inflatables, Inc. for the year ended December 31, 1999.

Statements of cash flows of American Inflatables, Inc. for the year ended December 31, 1999.

Statements of changes in stockholders' deficit for the post merger period December 27, 1999 through December 31, 1999.

(c)     Pro Forma Financial Information.

Unaudited pro forma balance sheet as of December 31, 1999 and accompanying explanatory notes.

Unaudited pro forma statement of operations for the year ended December 31, 1999 and accompanying explanatory notes.

(d)     Exhibits.

There is attached hereto the following exhibits:

Exhibit
  No.     Description
-----     ---------------------------------------------------------------------
 2.1*      Merger Agreement and Plan of Reorganization among GLOBALOCK
          CORPORATION, CAN/AM MARKETING GROUP, LLC, and all of the membership interest-holders of CAN/AM MARKETING GROUP LLC.

23.1      Consent of Independent Auditors

99.1*     Press Release issued by GLOBALOCK CORPORATION on January 3, 2000,
99.2*     Press Release issued by GLOBALOCK CORPORATION on December 29, 1999,
99.3*     Press Release issued by GLOBALOCK CORPORATION on December 28, 1999,

* Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on January 13, 2000.


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<PAGE 04>

          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   American Inflatables, Inc.

                                   By /s/ Gregg Mulholland
                                      Gregg Mulholland
                                      President, Chief Executive Officer

Date:     April 20, 2000


-------------------------------------------------------------------------------
<PAGE 05>

                                 EXHIBIT INDEX


                         Independent Auditor's Report
                         ----------------------------

Members
Can-Am Marketing Group LLC
dba American Inflatables
947 Newhall Street
Costa Mesa, CA  92627

We have audited the accompanying balance sheet of Can-Am Marketing Group LLC as of December 27, 1999, and the related statements of operations, changes in members equity, and cash flows for the pre merger period, January 1, 1999 through December 27, 1999 and the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Can-Am Marketing Group LLC as of December 31, 1999, and the results of its operations and its cash flows for the pre merger period, January 1, 1999 through December 27, 1999, and the year ended December 31, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note I to the financial statements, the Company has suffered recurring losses from operations and a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note I. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The proforma financial statements are presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements, and accordingly we express no opinion on it.


Siegel & Smith
April 10, 2000


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<PAGE 06>

                         CAN/AM MARKETING GROUP, LLC
                             BALANCE SHEET
                        PRE MERGER DECEMBER 27, 1999
                    ------------------------------------

                                ASSETS
Current assets:
  Cash .....................................................  $    900
  Inventory.................................................    59,600
  Prepaid expenses and other current assets.................    53,300
                                                              --------
          Total current assets..............................   113,800
Fixed assets
  Display and promotional blimps, net.......................    22,300
  Computers, furniture and office equipment, net............    34,000
  Leasehold improvements, net...............................    51,600
                                                              --------
          Total fixed assets................................   107,900
Other assets:
  Deposits..................................................     7,000
                                                              --------
          Total assets......................................  $228,700
                                                              ========


             LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
Current liabilities:
  Notes payable.............................................  $323,000
  Notes payable investors...................................   259,000
  Accounts payable..........................................   113,300
  Accrued payroll liabilities...............................   289,500
  Accrued liabilities.......................................    48,700
                                                              --------
          Total current liabilities......................... 1,033,500

Member's equity (deficit)...................................  (804,800)
          Total liabilities and members' equity (deficit)...  $228,700
                                                              ========

           See accompanying notes to financial statements
-------------------------------------------------------------------------------
<PAGE 07>

                        CAM/AM MARKETING GROUP, LLC
            STATEMENTS OF OPERATIONS AND CHANGES IN MEMBERS' DEFICIT
                FOR THE PRE MERGER PERIOD ENDED DECEMBER 27, 1999
                      AND YEAR ENDED DECEMBER 31, 1998
                    ------------------------------------

                                                          1999         1998
                                                       ----------   ---------

Revenues............................................   $1,034,100   $ 450,400
     Cost of goods sold.............................      405,000     352,800
                                                       ----------   ---------
Gross profit........................................      629,100      97,600
                                                       ----------   ---------
Selling and tradeshow expenses
     Sales commissions..............................       62,000      60,300
     Trade show expense.............................      138,000      29,300
     Trade show travel and entertainment............       71,500         800
     Other selling and marketing expenses...........       85,100      47,000
                                                       ----------   ---------
          Total ....................................      356,600     137,400
                                                       ----------   ---------
Administrative expenses
     Depreciation and amortization..................       20,300       8,000
     Legal and accounting...........................      102,800       5,000
     Office expense.................................       80,300      50,500
     Other administrative expenses..................       72,300      21,500
     Salaries and payroll expenses..................      361,700      65,500
                                                       ----------   ---------
          Total.....................................      637,400     150,500
                                                       ----------   ---------
              Net loss from operations..............     (364,900)   (190,300)

Other Expenses
     Interest expense...............................       39,400       7,100
     Other losses...................................        4,300      11,800
                                                       ----------   ---------
          Total.....................................       43,700      18,900
                                                       ----------   ---------
              Net loss..............................   $ (408,600)  $(209,200)

     Beginning members' deficit.....................     (333,500)    (61,800)
     Member draws...................................      (62,700)    (62,500)
                                                       -----------  ---------
        Members' deficit............................   $ (804,800)  $(333,500)
                                                       ===========  =========

           See accompanying notes to financial statements
-------------------------------------------------------------------------------
<PAGE 08>

                        CAN/AM MARKETING GROUP LLC
                         STATEMENTS OF CASH FLOWS
           FOR THE PRE MERGER PERIOD ENDING DECEMBER 27, 1999
                      AND YEAR ENDED DECEMBER 31, 1998
                    ------------------------------------

                                                    Period Ended    Year Ended
                                                    December 27,   December 31,
                                                        1999          1998
                                                     -----------    -----------
Cash flows from operating activities
  Net loss..........................................   $(408,600)    $(209,200)
     Adjustments to reconcile net income to net cash
     Provided by operating activities:
     Depreciation...................................      14,100         4,200
          Amortization..............................       6,200         3,800
          Changes in:
          Inventory.................................     (55,200)       (4,400)
          Prepaid expenses..........................     (46,000)       (7,300)
          Accounts payable..........................     107,200         9,200
          Accrued payroll liabilities...............     232,000        21,200
          Accrued liabilities.......................      11,900         2,500
          Deposits..................................        (400)       (5,000)
                                                       ---------     ---------
Net cash used in operating activities...............    (138,800)     (185,000)
Cash flows from investing activities
          Promotional blimps constructed............     (24,400)       (3,000)
          Purchase of office equipment and computers     (10,000)      (17,100)
          Purchase of manufacturing equipment.......     (11,400)      (10,400)
          Leasehold improvements....................        (800)      (60,700)
                                                       ---------     ---------
Net cash used by investing activities...............     (46,600)      (91,200)

Cash flows from financing activities
          Notes payable.............................     275,000       340,300
          Member draws..............................     (62,700)      (62,500)
          Debt reduction............................     (33,300)            0
                                                      ----------     ---------
Net cash provided by financing activities...........     179,000       277,800

          Net increase in cash (decrease) ..........      (6,400)        1,600

     Cash, beginning of the year....................       7,300         5,700
                                                       ---------     ---------
     Cash, December 27 and December 31..............   $     900     $   7,300
                                                       =========     =========

Supplemental Information:
Interest Paid.......................................   $       0     $       0
Taxes Paid..........................................   $       0     $       0

           See accompanying notes to financial statements
-------------------------------------------------------------------------------
<PAGE 09>


                         Independent Auditor's Report
                         ----------------------------

Board of Directors and Stockholders
American Inflatables, Inc.
947 Newhall Street
Costa Mesa, CA  92627


We have audited the accompanying balance sheet of American Inflatables, Inc. as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the post merger period December 27, 1999 through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Inflatables, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the post merger period, December 27 1999 through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note I to the financial statements, the Company has suffered recurring losses from operations an has a net working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note I. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The proforma financial statements are presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements, and accordingly we express no opinion on it.


                                        Siegel & Smith

Del Mar, California
April 10, 2000

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<PAGE 10>

                       AMERICAN INFLATABLES, INC.
                             BALANCE SHEET

                                                            DECEMBER 31, 1999
                                                            -----------------
                                      ASSETS
Current assets:
  Cash .....................................................  $      900
  Inventory.................................................      59,600
  Prepaid expenses and other current assets.................      53,300
                                                              ----------
          Total current assets..............................     113,800

Fixed assets
  Display and promotional blimps, net.......................      22,300
  Computers, furniture and office equipment, net............      34,000
  Leasehold improvements, net...............................      51,600
                                                              ----------
          Total fixed assets................................     107,900

Other assets:
  Deposits..................................................       7,000
  Goodwill, net.............................................     818,400
                                                              ----------
          Total other assets................................     825,400


          Total assets......................................  $1,047,100
                                                              ==========


                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable.............................................  $  323,000
  Accounts payable..........................................     113,300
  Accrued payroll liabilities...............................     289,500
  Accrued liabilities.......................................      48,700
                                                              ----------
          Total current liabilities.........................  $  774,500
Long term liabilities
Stockholders' equity
  Common stock..............................................  $   45,400
  Additional paid in capital................................     254,600
  Accumulated deficit.......................................     (27,400)
                                                              ----------
          Total stockholders' equity........................     272,600
                                                              ----------
          Total liabilities and stockholders' equity........  $1,047,100

           See accompanying notes to financial statements
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<PAGE 11>

                           AMERICAN INFLATABLES, INC
                            STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1999

                                                    Post merger
                                                    December 27-    Year Ended
                                                    December 31,      1999
                                                       1999         unaudited
                                                     --------        --------
Revenues...........................................  $      0        $      0
     Cost of goods sold............................         0               0
                                                     --------        --------
Gross profit.......................................         0               0
                                                     --------        --------
Administrative expenses
     Depreciation and amortization.................         0               0
     Legal and accounting..........................         0          14,300
     Office expense................................         0               0
     Other administrative expenses.................         0           2,900
     Salaries and payroll expenses.................         0               0
                                                     --------        --------
          Total....................................         0          17,200
                                                     --------        --------
              Net loss from operations.............         0         (17,200)

Income tax (benefit)
     Income tax expense (benefit)..................         0          (2,600)
     Valuation allowance(benefit)..................         0           2,600
                                                     --------        --------
          Total....................................         0               0
                                                     --------        --------
              Net loss                               $      0        $(17,200)
                                                     ========        ========
     Loss per share................................                    (0.01)

     Weighted average shares.......................                 1,251,648

           See accompanying notes to financial statements
-------------------------------------------------------------------------------
<PAGE 12>

                        AMERICAN INFLATABLES, INC.
                         STATEMENTS of CASH FLOWS
                      YEAR ENDED DECEMBER 31, 1999

                                                    Post merger
                                                    December 27-    Year Ended
                                                    December 31,      1999
                                                       1999         unaudited
                                                     --------        --------
Cash Flows From Operating Activities
     Net loss....................................... $      0        $ (17,200)
                                                     --------        ---------
Net Cash Used in Operating Activities...............        0          (17,200)

Cash Flows From Financing activities
          Sale of common stock......................      900           13,800
          Assumption of debt........................        0            4,300
                                                     --------        ---------
Net cash provided by financing activities...........        0           18,100

          Net Increase in cash......................      900              900

     Cash, beginning of the year....................        0                0
                                                     --------        ---------
     Cash, December 27 and December 31.............. $    900        $     900
                                                     ========        =========

Supplemental Non Cash Investing and Financing Activities:
    The Company acquired all the assets and liabilities of Can/Am Marketing Group, LLC for 2,910,000 shares of the Company's Common Stock

Supplemental Information:
Interest Paid....................................... $      0        $       0
Taxes Paid.......................................... $      0        $       0


           See accompanying notes to financial statements
-------------------------------------------------------------------------------
<PAGE 13>

                          AMERICAN INFLATABLES, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
    FOR THE POST MERGER PERIOD DECEMBER 27, 1999 THROUGH DECEMBER 31, 1999

                                          Common Stock       Additional
                                       ------------------     Paid in      Accumulated
Date                Description         Shares    Dollars     Capital        Deficit       Total
-----------------   ---------------    ---------  -------    ----------    -----------    -------
                    Beginning          1,019,921  $10,200     $     800     $ (10,200)    $   800
                      Balance

December 27, 1999   Shares issued
                      to LLC Member    3,000,000   30,000             0             0      30,000

December 27, 1999   Convertible
                      debt               518,000    5,200       253,800             0     259,000

December 31, 1998   Net loss                   0        0             0       (17,200)    (17,200)
                                       ---------  -------    ----------    -----------    -------

Balance
December 31, 1999                      4,537,921  $45,400     $ 254,600    $  (27,400)   $272,600
                                       =========  =======     =========    ==========    ========

           See accompanying notes to financial statements
-------------------------------------------------------------------------------
<PAGE 14>

                      CAN/AM LLC / AMERICAN INFLATABLES, INC.
                             PROFORMA BALANCE SHEET
                                DECEMBER 31, 1999

                                      ASSETS
                                                                             Adjust-     Proforma
                                                    Can/Am      GlobaLock     ments    Balance Sheet
                                                   --------     ---------   --------   -------------
Current assets:
  Cash .......................................... $     900      $     0     $      0    $      900
  Inventory......................................    59,600            0            0        59,600
  Prepaid expenses and other current assets......    53,300            0            0        53,300
                                                  ---------      -------     --------    ----------
          Total current assets...................   113,800            0            0       113,800

Fixed Assets
  Display and promotional blimps, net............    22,300            0            0        22,300
  Computers, furniture and office equipment net..    34,000            0            0        34,000
  Leasehold improvements, net....................    51,600            0            0        51,600
                                                  ---------      -------     --------    ----------
          Total fixed assets.....................    107,900           0            0       107,900

Other Assets:
  Deposits.......................................     7,000            0            0         7,000
  Goodwill, net..................................         0            0      818,400       818,400
                                                  ---------      -------     --------    ----------
          Total other assets.....................     7,000            0      818,400       825,400
                                                  ---------      -------     --------    ----------
   Total Assets.................................. $ 228,700      $     0     $818,400    $1,047,100
                                                  =========      =======     ========    ==========


                                   LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Notes payable.................................. $ 323,000      $11,900     $(11,900)   $  323,000
  Notes payable investors........................   259,000            0     (259,000)            0
  Accounts payable...............................   113,300        4,500       (4,500)      113,300
  Accrued payroll liabilities....................   289,500            0            0       289,500
  Accrued liabilities............................    48,700            0            0        48,700
                                                  ---------      -------     --------    ----------
          Total current liabilities.............. 1,033,500       16,400     (275,400)      774,500

Long Term Liabilities

Members' deficit.................................  (804,800)           0      804,800             0

Stockholders' equity (deficit)
  Common stock...................................         0       10,200       35,200        45,400
  Additional paid in capital.....................         0          800      253,800       254,600
  Accumulated deficit............................         0      (27,400)           0       (27,400)
                                                  ---------      -------     --------    ----------

          Total stockholders' equity (deficit)...         0      (16,400)     289,000       272,600
                                                  ---------      -------     --------    ----------
    Total liabilities and
    Stockholders'(deficit)equity................. $ 228,700      $     0     $818,400    $1,047,100
                                                  =========      =======     ========    ==========

           See accompanying notes to financial statements
-------------------------------------------------------------------------------
<PAGE 15>

                      CAM/AM, LLC / AMERICAN INFLATABLES, INC.
                         PROFORMA STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                             Adjust-
                                                    Can/Am      GlobaLock     ments      Proforma
                                                   --------     ---------   --------   -------------
Sales........................................... $1,034,100     $      0     $      0   $ 1,034,100
                                                  ---------      -------     --------    ----------

Cost of goods sold..............................    405,000            0            0       405,000
                                                  ---------      -------     --------    ----------
Gross profit....................................    629,100            0            0       629,100

Selling and tradeshow expenses
     Sales commissions..........................     62,000            0            0        62,000
     Trade show expense.........................    138,000            0            0       138,000
     Trade show travel and entertainment........     71,500            0            0        71,500
     Other selling and marketing expenses.......     85,100            0            0        85,100
                                                  ---------      -------     --------    ----------
          Total ................................    356,600            0            0       356,600

Administrative expenses
     Depreciation and amortization..............     20,300            0            0        20,300
     Legal and accounting.......................    102,800       14,300            0       117,100
     Office expense.............................     80,300            0            0        80,300
     Other administrative expenses..............     72,300        2,900            0        75,200
     Salaries and payroll expenses..............    361,700            0            0       361,700
                                                  ---------      -------     --------    ----------
          Total.................................    637,400      (17,200)           0       654,600
                                                  ---------      -------     --------    ----------
              Net Loss from operations..........   (364,900)           0            0      (382,100)

Other expenses
     Interest expense...........................     39,400            0            0        39,400
     Other losses...............................      4,300            0            0         4,300
                                                  ---------      -------     --------    ----------
          Total.................................     43,700            0            0        43,700

Income tax (benefit)
     Income tax expense (benefit)...............          0       (2,600)     (61,300)      (61,300)
     Valuation allowance........................          0        2,600       61,300        61,300
                                                  ---------      -------     --------    ----------
          Total.................................          0            0            0             0

              Net loss.......................... $ (408,600)    $(17,200)   $       0   $  (425,800)
                                                  =========      =======     ========    ==========

           See accompanying notes to financial statements
-------------------------------------------------------------------------------
<PAGE 16>

                  Notes to Financial Statements
Note A.  ORGANIZATION AND BASIS OF PRESENTATION

American Inflatables, Inc.,(the "Company")(a Delaware Corporation) provides, manufactures and markets alternative advertising products such as, inflatable blimps and other custom inflatable products.

Effective December 27, 1999 (the Acquisition Date) the Company acquired the alternative advertising medium business from Can/Am Marketing Group, LLC in an exchange of common stock of the Company for assets of Can/Am Marketing Group, LLC. The closing for this transaction occurred on December 27, 1999. The acquisition was accounted for under the purchase method of accounting. Accordingly, the acquired assets and liabilities were recorded at fair market value, deemed to be the net book value carried by Can/Am. The difference between fair market value and purchase price was charged to goodwill.

Note B.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS: Cash and cash equivalents include all cash balances and highly liquid investments having original maturities of three months or less.

INVENTORY: Finished goods and raw materials are valued at the lower of cost (first in first out) or market. Work-in-process, consisting of labor, materials, and overhead on partially completed projects, are recorded at cost but not in excess of net realizable value.

PROPERTY, PLANT, AND EQUIPMENT: Property, plant, and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which generally range from three years for computer software to seven years for equipment. Leasehold improvements and Goodwill are amortized on a straight-line method over ten years.

REVENUE AND EXPENSE RECOGNITION: Revenue from product sales are generated primarily from the manufacturing and selling of advertising products, which consist of inflatable blimps and other custom inflatables. The period of time from initial order to final shipment of the product typically ranges from seven to ten days. Revenue is recognized when the product is shipped by the Company to the client. Expenses are recorded when incurred.

ADVERTISING: The Company follows the policy of charging the costs of advertising to expense as incurred. The Company's significant advertising expenses are trade show costs. The Company depreciates the tradeshow blimps over 60 months.

INCOME TAXES: The newly merged Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." Can/Am Marketing Group, LLC was treated as a partnership for federal and state income tax purposes, prior to the acquisition date income or losses from Can/Am passes to the members.

ESTIMATES: The preparation of these financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

Note C.  INVENTORY

Inventories as of December 27, 1999 and December 31, 1999 by major classification, were as follows:
                                                                 1999
                                                               -------
                      Finished Goods.......................... $25,700
                      Work-in-Process.........................   5,400
                      Raw Materials...........................  28,500
                                                               -------
                                                               $59,600
                                                               =======

Inventory is valued using the first in first out (FIFO) method.

Note D.  PREPAID EXPENSES

The Company markets its products by attending trade shows. To secure strategic locations and favorable rates a deposit is required to be placed in excess of nine months prior to the show. Accordingly the Company has $49,503 in deposits as of December 27, 1999 and December 31, 1999. These amounts are expensed in the period of the trade show.

Note E.  PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment as of December 27, 1999 and December 31, 1999 consisted of the following:

                                                                 1999
                                                               -------
                  Machinery and equipment.....................$ 20,200
                  Leasehold improvements......................  61,500
                  Computer and software.......................  17,300
                  Furniture and fixtures......................   8,500
                  Trade show blimps...........................  28,700
                                                               -------
                                                               136,200
                 Less accumulated depreciation................  28,300
                                                               -------
                                                              $107,900
                                                               =======

Depreciation and amortization expense for the period ended December 27, 1999 and year end 1999 was $20,290.


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Note F. NOTES PAYABLE

Notes payable as of December 27, 1999 and December 31, 1999 consisted of:

                Short Term Note......................... $   23,000
                Convertible Notes.......................    300,000
                Membership Subscriptions................    259,000
                                                         ----------
                                                         $  582,000
                                                         ===========

The convertible notes in the amount of $50,000 in 1998 and $250,000 during 1999 provide for a term loan and include interest payable at 12%. These loans are secured by shares owned by an officer of the Company. The Company is required to either make payment for principal and interest or make payment in the form of common stock of the Company once the Company becomes a publicly traded company. The lenders have the option to convert the debt to common shares at $1.00 per share. The total accrued interest at December 27, 1999 and December 31, 1999 was $23,000. No conversions have been made as of December 31, 1999.

Individual investors have purchased unsecured membership subscriptions totaling $259,000 in Can/Am, in return they will were issued common shares at $ .50 per share. No interest was paid on these subscriptions.

As of December 31, 1999 the Company owed Scott Rettberg $23,000 which is unsecured and bears no interest. This loan was a result of the purchase of his interest in Can/Am.

Note G.  RELATED PARTY TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in additional business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

The Company's officer has received funds on an unsecured basis from the Company. These borrowings occurred during the period that the Company was a limited liability company (LLC). Upon termination of the Company's LLC operation and organization these advances were reclassified as draws and netted against member equity.

Scott Rettberg, a former member of Can/Am, agreed to sell his Can/Am interest in May 1998. The agreement offered Mr. Rettberg 50,000 shares of common stock when the Company becomes a publicly traded company in addition to a cash payment of $39,600 paid in 24 monthly installments. Subsequent to the balance sheet date the 50,000 shares were issued.

Note H.  WARRANTS AND OPTIONS

There are no warrants or options outstanding to acquire any additional shares of common stock.

Note I.  GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company had not commenced its planned principal operations. Prior to the merger, Can/Am sustained significant losses and has negative working capital. Without the realization of additional capital, it may be unlikely for the Company to continue as a going concern.

Note J.  COMMITMENTS & CONTINGENCIES

The financial statements reflect accruals management believes sufficient to the mentioned pending legal proceedings.

The Company's sales to the automobile industry exceed 50% of the Company's total sales. An economic downturn to the auto industry could seriously impact Company sales.

Note K.  LEASES

The Company leases a combination of offices and production facility in Costa Mesa, California totaling 10,000 square feet. The lease is accounted for as an operating lease, under the terms of a one-year lease with ten one-year consecutive renewal options.

Note L.  STOCK

The Company has authorized 20,000,000 shares of $0.01 par value common stock. As of December 31, 1999 there were 4,537,921 shares issued and outstanding.


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EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference with respect to the consolidated financial statements of Internet International Communications, Ltd. for the year ended December 31, 1999 which is included in the Current Report
(Form 8-K/A) dated April 10, 2000 filed with the Securities and Exchange Commission.

                                       /s/ Siegel & Smith, CPA

Del Mar, California
April 19, 2000

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